Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

17. Income Taxes

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state, city, and foreign jurisdictions. Federal income tax audits have been completed through 2009. In the first quarter of 2013, the IRS began an examination of our 2010 and 2011 consolidated federal income tax returns. The Company has appealed certain proposed adjustments resulting from the IRS examination of the 2006, 2007, 2008, 2009, and 2010 tax returns. Management believes the tax positions taken related to such proposed adjustments were correct and supported by applicable statutes, regulations, and judicial authority, and intend to vigorously defend them. It is possible the ultimate resolution of the proposed adjustments, if unfavorable, may be material to the results of operations in the period it occurs. However, although no assurance can be given, Management believes the resolution of these examinations will not, individually or in the aggregate, have a material adverse impact on our consolidated financial position. Various state and other jurisdictions remain open to examination, including Kentucky, Indiana, Michigan, Pennsylvania, West Virginia and Illinois.

Huntington accounts for uncertainties in income taxes in accordance with ASC 740, Income Taxes. At December 31, 2013, Huntington had gross unrecognized tax benefits of $0.7 million in income tax liability related to tax positions. Due to the complexities of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the current estimate of the tax liabilities. Huntington does not anticipate the total amount of gross unrecognized tax benefits to significantly change within the next 12 months.

The following table provides a reconciliation of the beginning and ending amounts of gross unrecognized tax benefits:

(dollar amounts in thousands)	2013	2012

Unrecognized tax benefits at beginning of year	$6,246	$11,896
Gross decreases for tax positions taken during prior years	(5,048)	(5,650)
Settlements with taxing authorities	(494)	---
Unrecognized tax benefits at end of year	$704	$6,246

Any interest and penalties on income tax assessments or income tax refunds are recognized in the Consolidated Statements of Income as a component of provision for income taxes. Huntington recognized, $0.2 million of interest benefit, $0.1 million of interest benefit, and $0.1 million of interest expense for the years ended December 31, 2013, 2012 and 2011, respectively. Total interest accrued was $0.1 million and $2.2 million at December 31, 2013 and 2012, respectively. All of the gross unrecognized tax benefits would impact the Company's effective tax rate if recognized.

The following is a summary of the provision (benefit) for income taxes:

	Year Ended December 31,
(dollar amounts in thousands)	2013	2012	2011
Current tax provision (benefit)
Federal	$117,174	$35,387	$28,867
State	4,278	6,966	(5,040)
Total current tax provision (benefit)	121,452	42,353	23,827
Deferred tax provision (benefit)
Federal	112,681	193,211	148,244
State	(6,659)	(33,273)	484
Total deferred tax provision (benefit)	106,022	159,938	148,728
Provision for income taxes	$227,474	$202,291	$172,555

The following is a reconcilement of provision for income taxes:

	Year Ended December 31,
(dollar amounts in thousands)	2013	2012	2011
Provision for income taxes computed at the statutory rate	$304,065	$291,753	$251,625
Increases (decreases):
Tax-exempt income	(34,378)	(15,752)	(9,695)
Tax-exempt bank owned life insurance income	(19,747)	(19,151)	(21,169)
Dividends	---	---	(17,744)
General business credits	(39,868)	(49,654)	(31,269)
State deferred tax asset valuation allowance adjustment, net	(6,020)	(21,251)	---
Capital loss	(961)	(18,659)	(7,000)
Affordable housing investment amortization, net of tax benefits	16,851	28,855	9,824
State income taxes, net	4,472	4,152	(2,962)
Other	3,060	1,998	945
Provision for income taxes	$227,474	$202,291	$172,555

The significant components of deferred tax assets and liabilities at December 31, were as follows:
	At December 31,
(dollar amounts in thousands)	2013	2012
Deferred tax assets:
Allowances for credit losses	$244,684	$282,175
Net operating and other loss carryforward	153,826	117,435
Fair value adjustments	115,874	84,740
Tax credit carryforward	50,137	97,797
Accrued expense/prepaid	39,636	39,813
Market discount	20,671	---
Partnership investments	13,552	8,731
Purchase accounting adjustments	14,096	8,383
Other	10,437	17,883
Total deferred tax assets	662,913	656,957

Deferred tax liabilities:
Lease financing	146,814	122,395
Loan origination costs	82,345	61,189
Mortgage servicing rights	48,007	30,686
Operating assets	46,524	35,655
Purchase accounting adjustments	39,578	50,704
Securities adjustments	33,719	30,713
Pension and other employee benefits	12,608	33,898
Other	11,313	21,447
Total deferred tax liabilities	420,908	386,687
Net deferred tax asset before valuation allowance	242,005	270,270
Valuation allowance	(111,435)	(64,812)
Net deferred tax asset	$130,570	$205,458

At December 31, 2013, Huntington's net deferred tax asset related to loss and other carryforwards was $203.9 million. This was comprised of federal net operating loss carryforwards of $5.4 million, which will begin expiring in 2023, $52.1 million of state net operating loss carryforward, which will begin expiring in 2015, an alternative minimum tax credit carryforward of $50.1 million, which may be carried forward indefinitely, and a capital loss carryforward of $96.3 million, which will expire in 2015. A valuation allowance of $96.3 million has been established for the capital loss carryforward because Management believes that it is more likely than not that the realization of this asset will not occur.

In prior periods, Huntington established a full valuation allowance against state deferred tax assets and state net operating loss carryforwards based on the uncertainty of forecasted state taxable income expected in applicable jurisdictions in order to utilize the state deferred tax asset and net operating loss carryforwards. Based on current analysis of both positive and negative evidence and projected forecasted state taxable income, the Company believes that it is more likely than not that a portion of the state deferred tax asset and state net operating loss carryforwards will be realized. As a result of this analysis, the valuation allowance was reduced to $15.1 million at December 31, 2013, compared to $64.8 million at December 31, 2012, for the portion of the deferred tax asset and state net operating loss carryforwards the Company expects to realize.